UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 2, 2014

CYTORI THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34375	33-0827593
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3020 Callan Road, San Diego, California 92121
(Address of principal executive offices) (Zip Code)

(858) 458-0900
(Registrant's telephone number, including area code)

n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 2, 2014, Cytori Therapeutics, Inc. (the “Company”) announced that Christopher J. Calhoun, the Company’s Chief Executive Officer, is retiring from the position of Chief Executive Officer effective immediately.  Mr. Calhoun has agreed to serve as Managing Director for a transition period beginning April 2, 2014 through July 1, 2014 to facilitate the orderly transfer of his responsibilities.  Effective July 1, 2014, Mr. Calhoun will retire as a director and employee of the Company.  There were no disagreements with the Company that led to Mr. Calhoun’s decision to retire from the Board of Directors (the “Board”).

Also on April 2, 2014, the Board appointed Marc H. Hedrick, M.D., the Company’s President and Director, as Chief Executive Officer, effective immediately.  Detailed biographical information about Dr. Hedrick and his current compensation is available in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013, filed with the Securities and Exchange Commission (the “SEC”) on March 14, 2014, and in the Company’s Definitive Proxy Statement on Schedule 14A, filed with the SEC on July 19, 2013, which information is incorporated herein by reference.  Dr. Hedrick will not receive additional compensation for his service as Chief Executive Officer.

The Company issued a press release announcing these senior management changes. A copy of the press release is filed hereto as Exhibit 99.1 and incorporated herein by reference.

There is no arrangement or understanding between Dr. Hedrick and any other person pursuant to which he was selected as an officer of the Company. Dr. Hedrick has no family relationship (within the meaning of Item 401(d) of Regulation S-K) with any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer. There has been no transaction since the beginning of the Company’s last fiscal year, and there is no currently proposed transaction, in excess of $120,000 in which the Company is or was a participant and in which Dr. Hedrick or any of his immediate family members (within the meaning of Item 404 of Regulation S-K) had or will have a direct or indirect material interest.

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description

99.1	Cytori Therapeutics, Inc. Press Release, dated April 2, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYTORI THERAPEUTICS, INC.

Date: April 2, 2014	By:	/s/ Mark E. Saad
Mark E. Saad
Chief Financial Officer

EXHIBIT INDEX
Exhibit No.	Description

99.1	Cytori Therapeutics, Inc. Press Release, dated April 2, 2014.